                                                                    Exhibit 10.6

                                                                       [5/13/03]

--------------------------------------------------------------------------------

                                    FORM OF

                           EMPLOYEE MATTERS AGREEMENT

                                 by and between

                            CONEXANT SYSTEMS, INC.

                                       and

                         MINDSPEED TECHNOLOGIES, INC.

--------------------------------------------------------------------------------


                                    [ ], 2003

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE I  DEFINITIONS.....................................................     1
      Section 1.01  General................................................     1

ARTICLE II  EMPLOYEES......................................................     5
      Section 2.01  Employees..............................................     5
      Section 2.02  Non-Solicitation of Employees..........................     7

ARTICLE III  SAVINGS PLANS.................................................     8
      Section 3.01  Retirement Savings Plan................................     8
      Section 3.02  Hourly Employees' Savings Plan.........................     8
      Section 3.03  Non-Qualified Retirement Savings Plan..................     9

ARTICLE IV  STOCK PLANS....................................................     9
      Section 4.01  Stock Plans............................................     9

ARTICLE V  OTHER EMPLOYEE PLANS AND MATTERS...............................     10
      Section 5.01  Welfare Plans.........................................     10
      Section 5.02  Incentive Compensation Plans..........................     13
      Section 5.03  Deferred Compensation Plans...........................     14
      Section 5.04  Severance Pay.........................................     15
      Section 5.05  Employment, Consulting and Other Employee Related
                     Agreements...........................................     15
      Section 5.06  Employee Stock Purchase Plans.........................     16
      Section 5.07  VERP..................................................     16
      Section 5.08  Other Liabilities.....................................     17

ARTICLE VI  MISCELLANEOUS.................................................     17
      Section 6.01  Indemnification.......................................     17
      Section 6.02  Sharing of Information................................     17
      Section 6.03  Entire Agreement; Construction........................     18
      Section 6.04  Survival of Agreements................................     18
      Section 6.05  Governing Law.........................................     18
      Section 6.06  Notices...............................................     18
      Section 6.07  Amendments............................................     18
      Section 6.08  Assignment............................................     18
      Section 6.09  Captions; Currency....................................     19
      Section 6.10  Severability..........................................     19
      Section 6.11  Parties in Interest...................................     19
      Section 6.12  Schedules.............................................     19
      Section 6.13  Termination...........................................     20
      Section 6.14  Change of Name........................................     20
      Section 6.15  Waivers; Remedies.....................................     20
      Section 6.16  Counterparts..........................................     20



                                        i
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
      Section 6.17  Performance...........................................     20
      Section 6.18  Dispute Resolution....................................     20
      Section 6.19  Cooperation...........................................     20
      Section 6.20  Interpretation........................................     21


SCHEDULES

Schedule 1.01(a)     -   Certain Definitions
Schedule 1.01(b)     -   Specified Conexant Options
Schedule 2.01        -   Active Mindspeed Employees
Schedule 3.03        -   Mindspeed Participants in the Conexant Non-Qualified
                         Savings Plan
Schedule 4.01(a)(i)  -   Conexant Split Option Adjustment - Conexant
                         Options
Schedule 4.01(a)(ii) -   Conexant Split Option Adjustment - Mindspeed
                         Options
Schedule 4.01(d)     -   Specified Conexant Option Adjustment
Schedule 5.07        -   Mindspeed Participants in the Conexant VERP

                           EMPLOYEE MATTERS AGREEMENT

            EMPLOYEE MATTERS AGREEMENT (this "Agreement") dated as of [ ], 2003 by and between CONEXANT SYSTEMS, INC., a Delaware corporation ("Conexant"), and MINDSPEED TECHNOLOGIES, INC., a Delaware corporation ("Mindspeed").

            WHEREAS, the Conexant Board has determined that it is appropriate and desirable, subject to the terms and conditions set forth in the Distribution Agreement by and between Conexant and Mindspeed dated as of the date hereof (the "Distribution Agreement"), to distribute on a pro rata basis to holders of shares of Conexant Common Stock all outstanding shares of Mindspeed Common Stock owned by Conexant (the "Distribution");

            WHEREAS, Conexant and Mindspeed are entering into the Distribution Agreement which, among other things, sets forth the principal corporate transactions required to effect the Contribution and the Distribution and certain other agreements that will govern certain matters relating to the Contribution and the Distribution; and

            WHEREAS, in connection with the Contribution and the Distribution, Conexant and Mindspeed have determined that it is appropriate and desirable to provide for the allocation of certain assets and liabilities and certain other matters relating to employees, employee benefit plans and compensation arrangements;

            NOW, THEREFORE, in consideration of the premises and the respective agreements and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 General. Capitalized terms used in this Agreement (or in any Schedule to this Agreement) but not defined herein (other than the names of employee benefit plans) have the meanings ascribed to such terms in the Distribution Agreement. As used in this Agreement (or in any Schedule to this Agreement), the terms defined in Schedule 1.01 have the meanings set forth in
Schedule 1.01 and the following terms have the following meanings (in each case, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ACTIVE CONEXANT EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Conexant Group pursuant to Section 2.01(b).

            "ACTIVE MINDSPEED EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Mindspeed Group pursuant to Section 2.01(a).

            "AGREEMENT" has the meaning set forth in the preamble.

            "CONEXANT" has the meaning set forth in the preamble.

            "CONEXANT 2001 ESPP" means the Conexant Systems, Inc. 2001 Employee Stock Purchase Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT DEFERRED COMPENSATION PLAN" means the Conexant Systems, Inc. Deferred Compensation Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT DEFERRED COMPENSATION PLAN RABBI TRUST" means the Conexant Systems, Inc. rabbi trust relating to the Conexant Deferred Compensation Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT HOURLY SAVINGS PLAN" means the Conexant Systems, Inc. Hourly Employees' Savings Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT NON-QUALIFIED ESPP" means the Conexant Systems, Inc. Non-Qualified Employee Stock Purchase Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT NON-QUALIFIED SAVINGS PLAN" means the Conexant Systems, Inc. Non-Qualified Retirement Savings Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT OPTION" means an option to purchase from Conexant shares of Conexant Common Stock granted pursuant to or governed by one of the Conexant Stock Plans which is outstanding immediately prior to the Time of Distribution.

            "CONEXANT PARTICIPANT" means any individual who, immediately after the Time of Distribution, is (i) an Active Conexant Employee, (ii) a Former Conexant Employee or (iii) a beneficiary of either of the foregoing.

            "CONEXANT SAVINGS PLAN" means the Conexant Systems, Inc. Retirement Savings Plan, including all amendments thereto through the Distribution Date.

            "CONEXANT SPLIT OPTION" means each Conexant Option (other than a Specified Conexant Option).

            "CONEXANT STOCK PLANS" means each of the following plans:

            (i)   Conexant Systems, Inc. 1998 Stock Option Plan;

            (ii)  Conexant Systems, Inc. 1999 Long-Term Incentives Plan;

            (iii) Conexant Systems, Inc. 2000 Non-Qualified Stock Plan;

            (iv)   Conexant Systems, Inc. Directors Stock Plan;

            (v)    Istari Design, Inc. 1997 Stock Option Plan;

            (vi)   Microcosm Communications Limited Stock Option Plan;

            (vii)  Maker Communications, Inc. 1996 Stock Incentive Plan;

            (viii) Maker Communications, Inc. 1999 Stock Incentive Plan;

            (ix)   Applied Telecom, Inc. 2000 Non-Qualified Stock Option Plan;

            (x)    Philsar Semiconductor Inc. Stock Option Plan;

            (xi)   Sierra Imaging, Inc. 1996 Stock Option Plan;

            (xii)  HotRail, Inc. 1997 Equity Incentive Plan;

            (xiii) HotRail, Inc. 2000 Equity Plan;

            (xiv)  NetPlane Systems, Inc. Stock Option Plan;

            (xv)   Novanet Semiconductor Ltd. Employee Shares Option Plan; and

            (xvi)  HyperXS Communications, Inc. 2000 Stock Option Plan;

in each case, including all amendments thereto through the Distribution Date.

            "CONEXANT VERP" means the Conexant Systems, Inc. Voluntary Early Retirement Program, including all amendments thereto through the Distribution Date.

            "CONEXANT VERP TRUST" means the Conexant Systems, Inc. trust relating to the Conexant VERP, including all amendments thereto through the Distribution Date.

            "CONEXANT WELFARE PLANS" mean the Welfare Plans and other employee welfare benefit and fringe benefit arrangements maintained by Conexant and its Subsidiaries (including members of the Mindspeed Group) immediately prior to the Time of Distribution.

            "DISTRIBUTION" has the meaning set forth in the recitals.

            "DISTRIBUTION AGREEMENT" has the meaning set forth in the recitals.

            "DIVISION" has the meaning set forth in Section 5.01(d)(ii).

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

            "FORMER CONEXANT EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Conexant Employee or an Active Mindspeed Employee, and whose most recent active employment with Conexant or any other member of the Pre-Distribution Group was with the Broadband Business.

            "FORMER MINDSPEED EMPLOYEE" means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Mindspeed Employee or an Active Conexant Employee, and whose most recent active employment with Conexant or any other member of the Pre-Distribution Group was with the Mindspeed Business.

            "INCENTIVE COMPENSATION PLANS" means each of the following plans:

            (i) Peak Performance Plan, Conexant's Annual Incentive Plan;

            (ii) Peak Performance Plan - Marketing, Conexant's Annual Incentive Plan; and

            (iii) Conexant Systems, Inc. FY03 Sales Compensation Plan.

            "MINDSPEED" has the meaning set forth in the preamble.

            "MINDSPEED DEFERRED COMPENSATION PLAN" has the meaning set forth in
      Section 5.03(a)(i).

            "MINDSPEED DEFERRED COMPENSATION PLAN RABBI TRUST" has the meaning set forth in Section 5.03(a)(i).

            "MINDSPEED ESPP" has the meaning set forth in Section 5.06(a).

            "MINDSPEED INCENTIVE COMPENSATION PLANS" means each of the following plans:

            (i) Peak Performance Plan, Mindspeed's Annual Incentive Plan;

            (ii) Peak Performance Plan - Marketing MBO, Mindspeed's Annual Incentive Plan; and

            (iii) Mindspeed Technologies FY03 Sales Compensation Plan.

            "MINDSPEED OPTION" means an option to purchase from Mindspeed shares of Mindspeed Common Stock provided to a holder of a Conexant Split Option pursuant to Section 4.01(a).

            "MINDSPEED PARTICIPANT" means any individual who, immediately after the Time of Distribution, is (i) an Active Mindspeed Employee, (ii) a Former Mindspeed Employee or (iii) a beneficiary of either of the foregoing.

            "MINDSPEED RESERVE AMOUNT" has the meaning set forth in Section 5.01(d)(ii).

            "MINDSPEED SAVINGS PLAN" has the meaning set forth in Section
      3.01(a).

            "MINDSPEED STOCK PLANS" has the meaning set forth in Section
      4.01(b).

            "MINDSPEED TRANSFER EMPLOYEE" has the meaning set forth in Section 2.01(c).

            "MINDSPEED WELFARE PLANS" has the meaning set forth in Section 5.01(a).

            "PRE-DISTRIBUTION GROUP" has the meaning set forth in the Distribution Agreement.

            "PRE-DISTRIBUTION GROUP EMPLOYEE" means any individual who was, at any time prior to the Time of Distribution, employed by Conexant or any other member of the Pre-Distribution Group.

            "RESERVE AMOUNT" has the meaning set forth in Section 5.01(d)(ii).

            "RETURNING MINDSPEED EMPLOYEE" has the meaning set forth in Section 2.01(c).

            "SPECIFIED CONEXANT OPTION" means the Conexant Options set forth on
      Schedule 1.01(b).

            "TRANSFER DATE" has the meaning set forth in Section 5.03(c).

            "WELFARE PLAN" means an employee welfare benefit plan as defined in
      Section 3(1) of ERISA, including medical, vision, dental and other health plans, retiree health plans, life insurance plans, retiree life insurance plans, accidental death and dismemberment plans, long-term disability plans and severance pay plans.

                                   ARTICLE II

                                   EMPLOYEES

      Section 2.01 Employees.

            (a) Each individual who is employed by Conexant or any of its Subsidiaries (including members of the Mindspeed Group and the Conexant Group) immediately prior to the Time of Distribution and who is identified on the attached Schedule 2.01 (including those individuals identified on Schedule 2.01 who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be or will continue to be employed by a member of the Mindspeed Group immediately after the Time of Distribution and will be an Active Mindspeed Employee.

            (b) Each individual (other than those identified on Schedule 2.01) who is employed by Conexant or any of its Subsidiaries (including members of the Conexant Group and the Mindspeed Group) immediately prior to the Distribution (including those who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be or will continue to be employed by a member of the Conexant Group immediately after the Time of Distribution and will be an Active Conexant Employee.

            (c) Notwithstanding the foregoing, in the event that on or prior to 18 months after the Time of Distribution, any Active Mindspeed Employee returns directly from employment with Mindspeed or any of its Subsidiaries to employment with Conexant or any of its Subsidiaries (a "Returning Mindspeed Employee") or any Active Conexant Employee leaves employment with Conexant or any of its Subsidiaries and is employed directly by Mindspeed or any of its Subsidiaries (a "Mindspeed Transfer Employee"), in each case, with the prior written consent of either (x) both the Chief Executive Officer of Conexant and the Chief Executive Officer of Mindspeed or (y) both the Senior Vice President, Human Resources of Conexant and the Senior Vice President, Human Resources of Mindspeed, then:

            (i) Conexant shall credit such Returning Mindspeed Employee (A) under welfare benefit plans of Conexant and its Subsidiaries with all service and other items which have been credited or accumulated for the benefit of such Returning Mindspeed Employee under the corresponding welfare benefit plans of Mindspeed and its Subsidiaries and (B) with all service with Mindspeed and its Subsidiaries for purposes of eligibility and vesting (but not for benefit accrual or contributions) under any savings plan, retirement plan, stock option plan, incentive compensation plan, deferred compensation plan, performance share plan, employee stock purchase plan or other similar plan of Conexant and its Subsidiaries. Such Returning Mindspeed Employee (x) will be considered to have been in continuous service with Conexant and its Subsidiaries during the combined period of employment with both Conexant and its Subsidiaries and Mindspeed and its Subsidiaries (including for purposes of vesting and treatment of Mindspeed Options upon termination of employment, retirement, death or disability under the Mindspeed Stock Plans) and (y) will not be considered to have terminated employment with Conexant and its Subsidiaries as a result of the Distribution (other than with respect to distributions made to such Returning Mindspeed Employee in accordance with the terms of any of the foregoing plans of Conexant and its Subsidiaries); and

            (ii) Mindspeed shall credit such Mindspeed Transfer Employee (A) under welfare benefit plans of Mindspeed and its Subsidiaries with all service and other items which have been credited or accumulated for the benefit of such Mindspeed Transfer Employee under any welfare benefit plans of Conexant and its Subsidiaries and (B) with all service with Conexant and its Subsidiaries for purposes of eligibility and vesting (but not for benefit accrual or contributions) under any savings plan, retirement plan, stock option plan, incentive compensation plan, deferred compensation plan, performance share plan, employee stock purchase plan or other similar plan of Mindspeed and its Subsidiaries, as if such Mindspeed Transfer Employee had become an Active Mindspeed Employee as of the Time of Distribution pursuant to the terms of this Agreement.

            (d) Effective as of the Time of Distribution, (i) for immigration purposes Mindspeed will be the successor-in-interest to any and all pending or approved visa petitions (whether with the U.S. Bureau of Citizenship and Immigration Services or U.S. Department of Labor), including pending or completed Labor Condition Applications, made by Conexant and its Subsidiaries with respect to Active Mindspeed Employees, and Mindspeed will adopt and accept all representations made by Conexant in any of these petitions and applications, (ii) Mindspeed will adopt any Labor Condition Application included in the "Public Access Folders" for Active Mindspeed Employees who have H-1B visas, and (iii) Mindspeed will adopt any existing I-9 certifications of Conexant and its Subsidiaries with respect to Active Mindspeed Employees.

            (e) Nothing contained in this Section 2.01 is intended to confer upon any employee of the Mindspeed Group or the Conexant Group any right to continued employment after the Time of Distribution.

          Section 2.02 Non-Solicitation of Employees. Without the express written agreement of either (x) both the Chief Executive Officer of Conexant and the Chief Executive Officer of Mindspeed or (y) both the Senior Vice President, Human Resources of Conexant and the Senior Vice President, Human Resources of
Mindspeed:

            (a) Conexant agrees not to (and to cause the other members of the Conexant Group not to) solicit, recruit or hire, directly or indirectly (including by contracting with or through an independent contractor, consultant or other third party) any employee of, or individual providing contracting services to, Mindspeed or any other member of the Mindspeed Group until 18 months after the Time of Distribution or until six months after such employee's employment with, or such individual's provision of contracting services to, Mindspeed or any other member of the Mindspeed Group terminates, whichever occurs first;

            (b) Mindspeed agrees not to (and to cause the other members of the Mindspeed Group not to) solicit, recruit or hire, directly or indirectly (including by contracting with or through an independent contractor, consultant or other third party) any employee of, or individual providing contracting services to, Conexant or any other member of the Conexant Group until 18 months after the Time of Distribution or until six months after such employee's employment with, or such individual's provision of contracting services to, Conexant or any other member of the Conexant Group terminates, whichever occurs first; and

            (c) Notwithstanding the foregoing (but subject to the restriction on hiring), such prohibitions on solicitation do not restrict general recruitment efforts carried out through a public or general solicitation.

                                  ARTICLE III

                                 SAVINGS PLANS

         Section 3.01 Retirement Savings Plan.

            (a) As of the Time of Distribution, Mindspeed will have established, and will cover Active Mindspeed Employees who were eligible to participate in the Conexant Savings Plan immediately prior to the Time of Distribution under, a new defined contribution plan (the "Mindspeed Savings Plan"), which will be qualified pursuant to Sections 401(a) and 401(k) of the Code, and will have established a related trust which will be exempt from taxation under Section 501(a) of the Code. The Mindspeed Savings Plan will credit each participating Active Mindspeed Employee thereunder for purposes of eligibility and vesting with all service which had been credited to such Active Mindspeed Employee for such purposes under the Conexant Savings Plan immediately prior to the Time of Distribution.

            (b) After the Time of Distribution, each Active Mindspeed Employee who participated in the Conexant Savings Plan prior to the Time of Distribution will be permitted to rollover his or her account balances from the Conexant Savings Plan to the Mindspeed Savings Plan in accordance with the terms of the respective plans and applicable law; provided, however, that if any Active Mindspeed Employee has any outstanding loans related to his or her account balances in the Conexant Savings Plan, such Active Mindspeed Employee will not be permitted to rollover his or her account balances to the Mindspeed Savings Plan until such loan has been repaid in full to the Conexant Savings Plan.

            (c) As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant Savings Plan and will retain all assets thereof and all rights therein. Effective as of the Time of Distribution, Active Mindspeed Employees will cease to be eligible to contribute to, or receive contributions in respect of, their Conexant Savings Plan accounts. None of Mindspeed, any other member of the Mindspeed Group, Affiliates of the foregoing, the Mindspeed Savings Plan or the trust thereunder will have or acquire any interest in or right to any of the assets of the Conexant Savings Plan or will have any Liabilities with respect to such plan, and Conexant will have full power and authority with respect to the amendment and termination of the Conexant Savings Plan and the investment and disposition of assets held in the Conexant Savings Plan.

         Section 3.02 Hourly Employees' Savings Plan. As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant Hourly Savings Plan and will retain all assets thereof and all rights therein. No Active Mindspeed Employees or Former Mindspeed Employees are eligible to participate in the Conexant Hourly Savings Plan. Accordingly, none of Mindspeed, any other member of the Mindspeed Group or Affiliates of the foregoing will have or acquire any interest in or right to any of the assets of the Conexant Hourly Savings Plan or will have any Liabilities with respect to such plan, and Conexant will have full power and authority with respect to the amendment and termination of the Conexant

Hourly Savings Plan and the investment and disposition of assets held in the Conexant Hourly Savings Plan.

      Section 3.03 Non-Qualified Retirement Savings Plan. As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant Non-Qualified Savings Plan and will retain all assets thereof and all rights therein. Effective as of the Time of Distribution, each Mindspeed Participant set forth on Schedule 3.03 who was eligible to participate in the Conexant Non-Qualified Savings Plan prior to the Time of Distribution will be treated as having terminated employment with Conexant and its Subsidiaries for purposes of determining his or her eligibility to participate in the Conexant Non-Qualified Savings Plan and will be paid his or her vested account balance pursuant to the terms of the plan. Accordingly, none of Mindspeed, any other member of the Mindspeed Group or Affiliates of the foregoing will have or acquire any interest in or right to any of the assets of the Conexant Non-Qualified Savings Plan or, except as set forth in the immediately following sentence, will have any Liabilities with respect to such plan, and Conexant will have full power and authority with respect to the amendment and termination of the Conexant Non-Qualified Savings Plan and the investment and disposition of assets held in the Conexant Non-Qualified Savings Plan. Notwithstanding anything to the contrary in this Section 3.03, within five (5) Business Days after the Time of Distribution, Mindspeed shall pay to Conexant an amount equal to the vested account balances paid or to be paid to such Mindspeed Participants by Conexant pursuant to the terms of the Conexant Non-Qualified Savings Plan and this
Section 3.03.

                                   ARTICLE IV

                                  STOCK PLANS

      Section 4.01 Stock Plans.

            (a) Conexant and Mindspeed will take all action necessary or appropriate so that each Conexant Split Option that is outstanding immediately prior to the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted in the manner described in this
Section 4.01. The number of shares of Conexant Common Stock subject to such adjusted Conexant Split Option and the per-share exercise price of such adjusted Conexant Split Option will be determined as set forth on Schedule 4.01(a)(i). Each such adjusted Conexant Split Option will otherwise have the same terms and conditions as those in effect immediately prior to the adjustment. In addition, each person holding a Conexant Split Option that is outstanding immediately prior to the Time of Distribution will receive a Mindspeed Option pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted. The number of shares of Mindspeed Common Stock subject to such Mindspeed Option and the per-share exercise price of such Mindspeed Option will be determined as set forth on
Schedule 4.01(a)(ii). Each such Mindspeed Option will otherwise have substantially the same terms and conditions as the corresponding Conexant Split Option being adjusted, except that references to Conexant will be changed to refer to

Mindspeed and references to any of the Conexant Stock Plans will be changed to refer to Mindspeed's applicable stock option plan.

        (b) As of the Time of Distribution, Mindspeed will have established one or more stock option plans (the "Mindspeed Stock Plans") the purposes of which are to provide a means for Mindspeed to perform its obligations with respect to Mindspeed Options arising from the Conexant Split Options and which will be substantially similar in all material respects to the corresponding Conexant Stock Plan governing the Conexant Split Option from which the Mindspeed Option was derived and will provide that solely for purposes of vesting and treatment of the Mindspeed Options upon termination of employment, retirement, death or disability under the Mindspeed Stock Plans, continued employment of the holder of any Mindspeed Option who is not an Active Mindspeed Employee with such holder's current employer (or an Affiliate thereof) (including a Returning Mindspeed Employee's continued employment with Conexant (or an Affiliate thereof)) shall be treated as continued employment with Mindspeed. From and after the Time of Distribution, Mindspeed will retain sponsorship of and will be solely responsible for the Mindspeed Stock Plans.

      (c) The Conexant Stock Plans will provide that solely for purposes of vesting and treatment of the Conexant Split Options upon termination of employment, retirement, death or disability under the Conexant Stock Plans, continued employment of any Active Mindspeed Employee (including a Mindspeed Transfer Employee) who holds a Conexant Split Option with Mindspeed (or an Affiliate thereof) shall be treated as continued employment with Conexant. From and after the Time of Distribution, Conexant will retain sponsorship of and will be solely responsible for the Conexant Stock Plans.

      (d) Conexant and Mindspeed will take all action necessary or appropriate so that each Specified Conexant Option that is outstanding immediately prior to the Time of Distribution is adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Specified Conexant Option was granted in the manner described in this Section 4.01(d). The number of shares of Conexant Common Stock subject to such adjusted Specified Conexant Option and the per-share exercise price of such adjusted Specified Conexant Option will be determined as set forth on Schedule 4.01(d). Each such adjusted Specified Conexant Option will otherwise have the same terms and conditions as those in effect immediately prior to the adjustment.

                                    ARTICLE V

                        OTHER EMPLOYEE PLANS AND MATTERS

      Section 5.01 Welfare Plans.

      (a) As of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries will have established, and will cover Mindspeed Participants who were eligible to participate in the Conexant Welfare Plans immediately prior to the Time of Distribution under, Welfare Plans and other employee welfare benefit and fringe benefit arrangements

(collectively, "Mindspeed Welfare Plans") that are comparable in the aggregate to the Conexant Welfare Plans.

            (b) The Mindspeed Welfare Plans will provide for the immediate participation of those Mindspeed Participants who participated in the corresponding Conexant Welfare Plans immediately prior to the Time of Distribution. Each of the Mindspeed Welfare Plans will credit each Mindspeed Participant thereunder for all Mindspeed Welfare Plan purposes with all service and any other item which had been credited to or otherwise accumulated for the benefit of such Mindspeed Participant under the corresponding Conexant Welfare Plans immediately prior to the Time of Distribution, including service credited toward any waiting periods and amounts credited toward any medical or health insurance deductible or co-payment. Without limiting the generality of the foregoing, each Mindspeed Welfare Plan, to the extent applicable: (i) will recognize all amounts applied to deductibles, co-payments, out-of-pocket maximums, lifetime maximum benefits and amounts contributed under a flexible spending plan with respect to Mindspeed Participants under the corresponding Conexant Welfare Plan for the plan year that includes the Time of Distribution and for prior periods (if applicable); (ii) will recognize all service credited to waiting periods with respect to Mindspeed Participants under the corresponding Conexant Welfare Plan; (iii) will not impose any limitations on coverage of pre-existing conditions of Mindspeed Participants except to the extent such limitations applied to such Mindspeed Participants under the corresponding Conexant Welfare Plan immediately prior to the Time of Distribution; and (iv) will not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Mindspeed Participants who were participating in the corresponding Conexant Welfare Plan immediately prior to the Time of Distribution.

            (c) As of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries will have established, and will cover Active Mindspeed Employees under, policies relating to vacation days and personal and sick days that are comparable in the aggregate to the policies relating to vacation days and personal and sick days maintained by Conexant immediately prior to the Time of Distribution. As of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries will credit each Active Mindspeed Employee with the unused vacation days and personal and sick days accrued by such employee through the Time of Distribution in accordance with the policies relating to vacation days and personal and sick days maintained by Conexant and its Subsidiaries (including members of the Mindspeed Group) applicable to such employee in effect immediately prior to the Time of Distribution.

            (d)(i) From and after the Time of Distribution, except as specifically set forth in Section 5.01(e)(ii), Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) in respect of Mindspeed Participants (and claims by or relating to Mindspeed Participants) with respect to employee welfare and fringe benefits (including medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers' compensation and other insurance benefits), whether under the Conexant Welfare Plans, the Mindspeed Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         (ii) From and after the Time of Distribution, Conexant will provide workers' compensation insurance coverage on the terms in effect prior to the Time of Distribution in respect of claims by or relating to Mindspeed Participants for periods prior to the Time of Distribution. Promptly (and in no event later than five (5) Business Days) after receipt of a written request by Conexant, Mindspeed shall reimburse Conexant for any amounts paid by Conexant after the Time of Distribution in respect of workers' compensation claims by or relating to Mindspeed Participants. If the portion of Conexant's total deposit (the "Reserve Amount") as a self-insured employer with the California Department of Industrial Relations, Division of Workers' Compensation (the "Division") attributable to claims by or relating to Mindspeed Participants (the "Mindspeed Reserve Amount") is equal to or greater than $170,000, promptly (and in no event later than five (5) Business Days) after receipt of a written request by Conexant, Mindspeed will deposit with Conexant cash in an amount equal to the excess of the Mindspeed Reserve Amount over the then-current amount deposited by Mindspeed with Conexant pursuant to this Section 5.01(d)(ii). The Mindspeed Reserve Amount shall be based on the Reserve Amount determined by the Division on the basis of claims reported on the most recent Self-Insurer's Annual Report filed by Conexant with the Division. The Mindspeed Reserve Amount shall be adjusted annually based on the portion of the Reserve Amount (as determined by the Division on the basis of claims reported on the Self-Insurer's Annual Report) attributable to claims by or relating to Mindspeed Participants. Conexant shall pay to Mindspeed an amount equal to the excess, if any, of the amount deposited by Mindspeed with Conexant pursuant to this Section 5.01(d)(ii) over the then-current Mindspeed Reserve Amount within five (5) Business Days after Conexant receives any excess Reserve Amounts from the Division following the Division's annual determination of the Reserve Amount.

            (e)(i) From and after the Time of Distribution, except as specifically set forth in this Agreement, Conexant and the Conexant Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) in respect of Conexant Participants (and claims by or relating to Conexant Participants) with respect to employee welfare and fringe benefits (including medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers' compensation and other insurance benefits), whether under the Conexant Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         (ii) Except as specifically set forth in this Agreement, from and after the Time of Distribution, Conexant and the Conexant Subsidiaries (or where appropriate, the Conexant Welfare Plans) hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) in respect of Conexant Participants and Former Mindspeed Employees and their beneficiaries (and claims by or relating to Conexant Participants and Former Mindspeed Employees and their beneficiaries) with respect to retiree health and welfare benefits, whether under the Conexant Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

         Section 5.02 Incentive Compensation Plans.

            (a) Effective as of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) for, due to and/or attributable to Mindspeed Participants under the Incentive Compensation Plans and all other long-term, annual and other incentive compensation plans of Conexant and its Subsidiaries (including members of the Mindspeed Group) in effect at or prior to the Time of Distribution.

            (b) Effective as of the Time of Distribution, Conexant and the Conexant Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) for, due to and/or attributable to Conexant Participants under the Incentive Compensation Plans and all other long-term, annual and other incentive compensation plans of Conexant and its Subsidiaries (including members of the Mindspeed Group) in effect at or prior to the Time of Distribution (other than the Mindspeed Incentive Compensation Plans).

            (c) Effective as of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities (including liability for earned but unpaid incentive payments) of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) under or relating to the Mindspeed Incentive Compensation Plans.

            (d) Conexant and Mindspeed will cooperate in taking all actions necessary or appropriate to adjust the performance goals and other applicable terms and conditions of awards under the Incentive Compensation Plans, the Mindspeed Incentive Compensation Plans and all other long-term, annual or other incentive compensation plans and arrangements for performance periods that begin before and end after the Time of Distribution as appropriate to reflect the Distribution. Without limiting the generality of the foregoing, for purposes of any Conexant restricted stock awards held by any Active Mindspeed Employee, continued employment of such employee with Mindspeed (or an Affiliate thereof) (including a Mindspeed Transfer Employee) following the Time of Distribution will be treated as continued employment with Conexant.

      Section 5.03 Deferred Compensation Plans.

               (a) Establishment and Sponsorship of Deferred Compensation Plans and Rabbi Trusts.

            (i) As of the Time of Distribution, Mindspeed will have established, and will cover Mindspeed Participants who were eligible to participate in the Conexant Deferred Compensation Plan immediately prior to the Time of Distribution under, a new or existing deferred compensation plan (the "Mindspeed Deferred Compensation Plan") and a rabbi trust related thereto (the "Mindspeed Deferred Compensation Plan Rabbi Trust"). The Mindspeed Deferred Compensation Plan will credit each Mindspeed Participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the Conexant Deferred Compensation Plan immediately prior to the Time of Distribution.

            (ii) As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant Deferred Compensation Plan and the related Conexant Deferred Compensation Plan Rabbi Trust. Conexant will retain, and will be solely responsible for and will fully perform, pay and discharge, and agrees to cause the Conexant Deferred Compensation Plan and the Conexant Deferred Compensation Plan Rabbi Trust to retain, and to fully perform, pay and discharge all accrued benefit and other Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) under and relating to the Conexant Deferred Compensation Plan and the Conexant Deferred Compensation Plan Rabbi Trust with respect to Conexant Participants, before, at or after the Time of Distribution.

               (b) Assumption of Deferred Compensation Plan Liabilities. As of the Time of Distribution, Mindspeed hereby assumes, and agrees to fully perform, pay and discharge, and agrees to cause the Mindspeed Deferred Compensation Plan and the Mindspeed Deferred Compensation Plan Rabbi Trust to assume, and to fully perform, pay and discharge, all accrued benefit and other Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) under and relating to the Conexant Deferred Compensation Plan and the Conexant Deferred Compensation Plan Rabbi Trust with respect to Mindspeed Participants who were covered under the Conexant Deferred Compensation Plan prior to the Time of Distribution.

               (c) Transfers of Conexant Deferred Compensation Plan Rabbi Trust Assets. Within twenty (20) Business Days after the Time of Distribution (the "Transfer Date"), Conexant will transfer from the Conexant Deferred Compensation Rabbi Trust to the Mindspeed Deferred Compensation Rabbi Trust an amount equal to the sum of (i) compensation deferred and not paid under the Conexant Deferred Compensation Plan to Mindspeed Participants through the Time of Distribution and
(ii) earnings deemed credited thereon through the date of such transfer for all Mindspeed Participants.

      Section 5.04 Severance Pay.

            (a) Conexant and Mindspeed acknowledge and agree that the transactions contemplated by the Separation Agreements will not constitute a severance of employment of any employee of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) prior to or as a result thereof, and that individuals who, in connection with the Distribution, become Active Conexant Employees or Active Mindspeed Employees pursuant to this Agreement will not be deemed to have experienced a termination, layoff or severance of employment from Conexant and its Subsidiaries (including members of the Mindspeed Group), in each case for purposes of any policy, plan, program or agreement of Conexant or any of its Subsidiaries (including any member of the Mindspeed Group) that provides for the payment of severance, salary continuation or similar benefits.

            (b) Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) in connection with claims made by or on behalf of Mindspeed Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person's employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any employment, collective bargaining or other agreement or under any federal, state, local, provincial or foreign law).

            (c) Conexant and the Conexant Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) in connection with claims made by or on behalf of Conexant Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person's employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any employment, collective bargaining or other agreement or under any federal, state, local, provincial or foreign law).

      Section 5.05 Employment, Consulting and Other Employee Related Agreements.

            (a) Effective as of the Time of Distribution, Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) relating to all Mindspeed Participants under their respective employment, consulting, separation, arbitration and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

            (b) Effective as of the Time of Distribution, Conexant and the Conexant Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) relating to all Conexant Participants under their respective employment, consulting, separation, arbitration and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

      Section 5.06 Employee Stock Purchase Plans.

            (a) As of the Time of Distribution, Mindspeed will have established, and will cover Active Mindspeed Employees under, a new or existing employee stock purchase plan qualified under Section 423 of the Code which is comparable to the Conexant 2001 ESPP (the "Mindspeed ESPP"). The Mindspeed ESPP will credit each participating Active Mindspeed Employee thereunder for purposes of eligibility and vesting with all service which had been credited to such employee for such purposes under the Conexant 2001 ESPP and the Conexant Non-Qualified ESPP immediately prior to the Time of Distribution.

            (b) As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant 2001 ESPP and the Conexant Non-Qualified ESPP and will retain all assets thereof and all rights therein. Effective as of the Time of Distribution, each Active Mindspeed Employee will be treated as having terminated employment with Conexant and the Conexant Subsidiaries for purposes of determining his or her eligibility to participate in the Conexant 2001 ESPP and the Conexant Non-Qualified ESPP. Accordingly, none of Mindspeed, any other member of the Mindspeed Group, Affiliates of the foregoing or the Mindspeed ESPP will have or retain any interest in or right to any of the assets of the Conexant 2001 ESPP and the Conexant Non-Qualified ESPP or will have any Liabilities with respect to such plans, and Conexant will have full power and authority with respect to the amendment and termination of the Conexant 2001 ESPP and the Conexant Non-Qualified ESPP.

      Section 5.07 VERP. As of and after the Time of Distribution, Conexant will retain sponsorship of the Conexant VERP and will retain all assets thereof and all rights therein. Effective as of the Time of Distribution, each Mindspeed Participant set forth on Schedule 5.07 who was eligible to participate in the Conexant VERP prior to the Time of Distribution will be treated as having terminated employment with Conexant and the Conexant Subsidiaries for purposes of determining his or her eligibility to participate in the Conexant VERP and will be paid his or her benefit pursuant to the terms of the plan. Accordingly, none of Mindspeed, any other member of the Mindspeed Group or Affiliates of the foregoing will have or acquire any interest in or right to any of the assets of the Conexant VERP Trust or will have any Liabilities with respect to such plan, and Conexant will have full power and authority with respect to the amendment and termination of the Conexant VERP and the investment and disposition of assets held in the Conexant VERP Trust.

      Section 5.08 Other Liabilities.

            (a)From and after the Time of Distribution, except as specifically set forth in this Agreement, Mindspeed and the Mindspeed Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) arising out of or relating to the employment of Mindspeed Participants by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

            (b)From and after the Time of Distribution, except as specifically set forth in this Agreement, Conexant and the Conexant Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Conexant or any of its Subsidiaries (including members of the Mindspeed Group) arising out of or relating to employment of Conexant Participants by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

                                   ARTICLE VI

                                 MISCELLANEOUS

      Section 6.01 Indemnification. All Liabilities retained or assumed by or allocated to Mindspeed or any Mindspeed Subsidiary pursuant to this Agreement will be deemed to be Mindspeed Liabilities, and all Liabilities retained or assumed by or allocated to Conexant or any Conexant Subsidiary pursuant to this Agreement will be deemed to be Conexant Liabilities, and, in each case, will be subject to the indemnification provisions set forth in Article IV of the Distribution Agreement.

      Section 6.02 Sharing of Information. Each of Conexant and Mindspeed will, and will cause each of their respective Subsidiaries to, provide to the other all such Information in its possession as the other may reasonably request to enable the requesting party to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such Information will, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event will the party providing such Information be obligated to incur any direct expense not reimbursed by the party making such request, nor to make such Information available outside its normal business hours and premises. The right of the parties to receive Information hereunder will, without limiting the generality of the foregoing, extend to any and all reports, and the data underlying such reports. Any Information shared or exchanged pursuant to this

Agreement will be subject to the confidentiality requirements set forth in the Distribution Agreement.

      Section 6.03 Entire Agreement; Construction. This Agreement, the Distribution Agreement, the other Separation Agreements and the Financing Agreements, including any annexes, schedules and exhibits hereto or thereto, and other agreements and documents referred to herein and therein, will together constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and will supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, with respect to such subject matter. Notwithstanding any other provisions in the Separation Agreements to the contrary, in the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the provisions of this Agreement will control.

      Section 6.04 Survival of Agreements. Except as otherwise contemplated by the Separation Agreements, all covenants and agreements of the parties contained in this Agreement will remain in full force and effect and survive the Time of Distribution.

      Section 6.05 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

      Section 6.06 Notices. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be delivered by hand or telecopied, e-mailed or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, when e-mail confirmation is received if delivered by e-mail, or three (3) Business Days after being so mailed (one (1) Business Day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications will be addressed as set forth in Section 7.04 of the Distribution Agreement, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

      Section 6.07 Amendments. This Agreement cannot be amended, modified or supplemented except by a written agreement executed by Conexant and Mindspeed.

      Section 6.08 Assignment. Except as otherwise provided herein, neither party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party in its sole and absolute discretion. Notwithstanding the foregoing, either party may (without obtaining any consent) assign all or any portion of its rights and obligations hereunder to (i) the surviving entity resulting from a merger or consolidation involving such party, (ii) the acquiring entity in a sale or other disposition of all or substantially all of the assets of such party as a whole or of any line of business or division of such party, or (iii) any other Person that is created as a result of a spin-off from, or similar reorganization transaction of, such party or any line of business or division of such party. In the event of an assignment pursuant to
(ii) or (iii) above, the nonassigning party shall, at the assigning party's request, use good faith commercially reasonable efforts to enter into separate agreements with each of the resulting entities and take such further actions as may be reasonably required to assure that the rights and obligations under this Agreement are preserved, in the aggregate, and divided equitably between such resulting entities. Any conveyance, assignment or transfer requiring the prior written consent of another party pursuant to this Section 6.08 which is made without such consent will be void ab initio. No assignment of this Agreement will relieve the assigning party of its obligations hereunder.

      Section 6.09 Captions; Currency. The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references herein to numbered articles or sections are to articles and sections of this Agreement and all references herein to schedules are to schedules to this Agreement. Unless otherwise specified, all references contained in this Agreement, in any schedule referred to herein or in any instrument or document delivered pursuant hereto to dollars or $ will mean United States Dollars.

      Section 6.10 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If the economic or legal substance of the transactions contemplated hereby is affected in any manner adverse to any party as a result thereof, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

      Section 6.11 Parties in Interest. This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement. No provision of this Agreement will be construed (a) to limit the right of Conexant, any Conexant Subsidiary, Mindspeed or any Mindspeed Subsidiary to amend any plan or terminate their plans, or (b) to create any right or entitlement whatsoever in any employee, former employee or beneficiary including a right to continued employment or to any benefit under a plan or any other benefit or compensation.

      Section 6.12 Schedules. All schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Capitalized terms used in the schedules hereto but not otherwise defined therein will have the respective meanings assigned to such terms in this Agreement.

      Section 6.13 Termination. This Agreement may be terminated at any time prior to the Time of Distribution by and in the sole discretion of the Conexant Board without the approval of Mindspeed or Conexant's shareowners. In the event of any such termination, neither party will have any liability of any kind to the other party on account of such termination.

      Section 6.14 Change of Name. On or promptly after the Distribution Date, Mindspeed will take such actions as may be required to change the names of all employee benefit plans sponsored or maintained by Mindspeed or any member of the Mindspeed Group to eliminate therefrom any reference to "Conexant", "Conexant Systems" or any derivative thereof.

      Section 6.15 Waivers; Remedies. No failure or delay on the part of either Conexant or Mindspeed in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either Conexant or Mindspeed of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Subject to Section 6.18, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

      Section 6.16 Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. This Agreement may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

      Section 6.17 Performance. Conexant will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any Conexant Subsidiary. Mindspeed will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any Mindspeed Subsidiary.

      Section 6.18 Dispute Resolution. Any dispute, claim or controversy arising out of or relating to any provision of this Agreement or the breach, performance or validity thereof will be resolved in accordance with the procedures set forth in Section 7.05 of the Distribution Agreement.

      Section 6.19 Cooperation. Conexant and Mindspeed will cooperate in taking all such action as may be necessary or appropriate to implement the provisions of this Agreement, including making all appropriate filings as may be required under ERISA or the Code, the regulations thereunder and any other applicable laws, exchanging and sharing all appropriate records, amending plan, trust, record keeping and other related documents and implementing all appropriate communications with participants.

      Section 6.20 Interpretation. Any reference herein to any federal, state, local or foreign law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement,
(iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation" and (iv) all references to any plan shall be deemed to include any amendments thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first hereinabove written.

                                        CONEXANT SYSTEMS, INC.



                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

                                        MINDSPEED TECHNOLOGIES, INC.



                                        By:
                                            -------------------------------
                                            Name:
                                            Title: